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                 SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                       ------------------------


                                FORM 8-K


                             CURRENT REPORT


 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    (Date of Report): Date of earliest event reported: May 11, 2000


                        KEY ENERGY SERVICES, INC.
          (Exact name of registrant as specified in its charter)




         MARYLAND                     1-8038                   04-2648081
(STATE OF INCORPORATION)      (COMMISSION FILE NUMBER)       (IRS EMPLOYER
                                                           IDENTIFICATION NO.)


                      TWO TOWER CENTER, TWENTIETH FLOOR
                       EAST BRUNSWICK, NEW JERSEY 08816
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 732/247-4822
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               (NOT APPLICABLE)
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


ITEM 5.         OTHER EVENTS

    William D. Fertig was appointed to the Board of Directors of Key Energy Services, Inc. (the "Company") to fill a newly created vacancy. See recent press release attached hereto as Exhibit 99.1.

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ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

   (a)      Financial Statements of Businesses Acquired.

                    None.

   (b)      Pro Forma Financial Information.

                    None.

   (c)      Exhibits.

                    99.1   -   Press Release dated May 11, 2000.



                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 14, 2000                 KEY ENERGY SERVICES, INC.



                                     By: /s/ Francis D. John
                                        ---------------------------
                                        Francis D. John, President